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Exhibit 23.02

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2004 relating to the financial statements of Silicon Image, Inc., which appear in Silicon Image, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
March 18, 2004

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  Exhibit 23.02
CONSENT OF INDEPENDENT ACCOUNTANTS